Exhibit 99.3

ADVANCED DRAINAGE SYSTEMS ANNOUNCES INCREASE IN QUARTERLY CASH DIVIDEND AND ADDITIONAL SHARE REPURCHASE AUTHORIZATION

HILLIARD, Ohio – (May 20, 2021) – Advanced Drainage Systems, Inc. (NYSE: WMS) (“ADS” or the “Company”), a leading provider of innovative water management solutions in the stormwater and on-site septic waste water industries, today announced that its Board of Directors has approved a quarterly cash dividend to its shareholders in the amount of $0.11 per share, an increase of $0.02 per share, or 22%, over the prior quarter. The Company also announced that its Board of Directors has approved a $250 million increase in the Company’s existing stock repurchase program. The Company is now authorized to repurchase up to $292 million in shares of the Company’s common stock, inclusive of the $42 million previously available for repurchase under the program.

Scott Barbour, President and Chief Executive Officer of Advanced Drainage Systems commented, “The 22% increase in our quarterly cash dividend and the $250 million increase in our share repurchase authorization is predicated on the strength of our balance sheet, formidable cash generation, and ongoing commitment to returning capital to shareholders. Our strong financial performance and operational excellence initiatives provide us with the confidence and financial flexibility to return excess cash to our shareholders while simultaneously continuing to strategically invest in our business, including nearly doubling our expected capital expenditures in fiscal year 2022.”

The quarterly cash dividend of $0.11 per share will be paid on June 15, 2021 to shareholders of record at the close of business on June 1, 2021.

Repurchases of shares will be made in accordance with applicable securities laws. The stock repurchase program does not obligate the Company to acquire any particular amount of common stock, and it may be suspended or terminated at any time at the Company’s discretion. As of May 18, 2021, the Company had 71,591,660 shares of common stock outstanding.

About the Company

Advanced Drainage Systems is a leading provider of innovative water management solutions in the stormwater and on-site septic wastewater industries, providing superior drainage solutions for use in the construction and agriculture marketplace. For over 50 years, the Company has been manufacturing a variety of innovative and environmentally friendly alternatives to traditional materials. Its innovative products are used across a broad range of end markets and applications, including non-residential, residential, infrastructure and agriculture applications. The Company has established a leading position in many of these end markets by leveraging its national sales and distribution platform, overall product breadth and scale and manufacturing excellence. Founded in 1966, the Company operates a global network of approximately 60 manufacturing plants and 30 distribution centers. To learn more about ADS, please visit the Company’s website at www.ads-pipe.com.

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including the adverse impact on the U.S. and global economy of the COVID-19 global pandemic, and the impact of COVID-19 in the near, medium and long-term on our business, results of operations, financial position, liquidity or cash flows, and other factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; uncertainties surrounding the integration of acquisitions and similar transactions, including the acquisition of Infiltrator Water Technologies and the integration of Infiltrator Water Technologies; our ability to realize the anticipated benefits from the acquisition of Infiltrator Water Technologies; risks that the acquisition of Infiltrator Water Technologies and related transactions may involve unexpected costs, liabilities or delays; our ability to continue to convert current demand for concrete, steel and polyvinyl chloride (“PVC”) pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of any claims, litigation, investigations or proceedings; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; our ability to remediate the material weakness in our internal control over financial reporting, including remediation of the control environment for our joint venture affiliate ADS Mexicana,

Exhibit 99.3

S.A. de C.V.; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets, including risks associated with new markets and products associated with our recent acquisition of Infiltrator Water Technologies; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; fluctuations in our effective tax rate; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; any delay in the filing of any filings with the Securities and Exchange Commission (“SEC”); the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally; and the other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For more information, please contact:

Michael Higgins

VP, Corporate Strategy & Investor Relations

(614) 658-0050

Mike.Higgins@ads-pipe.com

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